May 1, 2008

Supplement

SUPPLEMENT DATED MAY 1, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY SERIES FUNDS—
MORGAN STANLEY COMMODITIES ALPHA FUND
Dated March 5, 2008

The second sentence of the first paragraph of the section of the Fund’s Prospectus entitled ‘‘The Fund — Principal Investment Strategies — Investment Process’’ is hereby deleted and replaced with the following:

The Fund seeks to provide investors the returns of the Dow Jones AIG Commodity Index* via investments in commodity-linked notes, as well as fixed income securities and money market instruments.

The following footnote is added at the bottom of page 2 in the Fund’s Prospectus:

*‘‘Dow Jones’’, ‘‘AIG®’’, ‘‘Dow Jones AIG Commodity IndexSM’’, and ‘‘DJ-AIGCISM’’ are service marks of Dow Jones & Company, Inc. (‘‘Dow Jones’’) and American International Group, Inc. (‘‘American International Group’’), as the case may be, and have been licensed for use for certain purposes by Morgan Stanley.  The Morgan Stanley sponsored Morgan Stanley Commodities Alpha Fund, which seeks returns based on the Dow Jones AIG Commodity IndexSM, is not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (‘‘AIG-FP’’), American International Group, or any of their respective subsidiaries or affiliates, and none of Dow Jones, AIG-FP, American International Group, or any of their respective subsidiaries or affiliates, makes any representation regarding the advisability of investing in such product.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

COASPT

May 1, 2008

Supplement

SUPPLEMENT DATED MAY 1, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY SERIES FUNDS—
MORGAN STANLEY COMMODITIES ALPHA FUND
Dated March 5, 2008

The following is hereby added as Exhibit B to the end of the Fund’s Statement of Additional Information:

Exhibit B

‘‘Dow Jones’’, ‘‘AIG®’’, ‘‘Dow Jones AIG Commodity IndexSM’’ and ‘‘DJ-AIGCISM’’ are service marks of Dow Jones & Company, Inc. (‘‘Dow Jones’’) and American International Group, Inc. (‘‘American International Group’’), as the case may be, and have been licensed for use for certain purposes by Morgan Stanley.

The Morgan Stanley sponsored Morgan Stanley Commodities Alpha Fund (the ‘‘Fund’’) is not sponsored, endorsed, sold or promoted by Dow Jones, American International Group, Inc. (‘‘American International Group’’), AIG Financial Products Corp. (‘‘AIG-FP’’) or any of their subsidiaries or affiliates. None of Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates makes any representation or warranty, express or implied, to the owners of or counterparts to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates to Morgan Stanley is the licensing of certain trademarks, trade names and service marks and of the DJ-AIGCISM, which is determined, composed and calculated by Dow Jones in conjunction with AIG-FP without regard to Morgan Stanley or the Fund. Dow Jones and AIG-FP have no obligation to take the needs of Morgan Stanley or the Fund into consideration in determining, composing or calculating DJ-AIGCISM. None of Dow Jones, American International Group, AIG-FP or any of their respective subsidiaries or affiliates is responsible for or has participated in the determination of the shares of the Fund to be issued or the timing of, or price at which, such shares would be issued, or in the determination or calculation of the equation by which the Fund is to be converted into cash. None of Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates shall have any obligation or liability, including, without limitation, to Fund customers, in connection with the administration, marketing or trading of the Fund. Notwithstanding the foregoing, AIG-FP, American International Group and their respective subsidiaries and affiliates may independently issue and/or sponsor financial products unrelated to the Fund currently being issued by Morgan Stanley, but which may be similar to and competitive with the Fund. In addition, American International Group, AIG-FP and their subsidiaries and affiliates actively trade commodities, commodity indexes and commodity futures (including the Dow Jones-AIG Commodity IndexSM and Dow Jones-AIG Commodity Index Total ReturnSM), as well as swaps, options and derivatives which are linked to the performance of such commodities, commodity indexes and commodity futures. It is possible that this trading activity will affect the value of the Dow Jones-AIG Commodity IndexSM, and the Fund.

The Prospectus and Statement of Additional Information of the Fund relates only to the Fund and does not relate to the exchange-traded physical commodities underlying any of the Dow Jones-AIG Commodity IndexSM components. Purchasers of the Fund should not conclude that the inclusion of a futures contract in the Dow Jones-AIG Commodity IndexSM is any form of investment recommendation of the futures contract or the underlying exchange-traded physical commodity by Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates. The information in the Prospectus and Statement of Additional Information of the Fund regarding the Dow Jones-AIG Commodity IndexSM components has been derived solely from publicly available documents. None of Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates has made any due diligence inquiries with respect to the Dow Jones-AIG Commodity IndexSM components in connection with the Fund. None of Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates makes any representation that these publicly available documents or any other publicly available information regarding the Dow Jones-AIG Commodity IndexSM components, including without limitation a description of factors that affect the prices of such components, are accurate or complete.

NONE OF DOW JONES, AMERICAN INTERNATIONAL GROUP, AIG-FP OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES-AIG COMMODITY INDEXSM OR ANY DATA INCLUDED THEREIN AND NONE OF DOW JONES, AMERICAN INTERNATIONAL GROUP, AIG-FP OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS

THEREIN. NONE OF DOW JONES, AMERICAN INTERNATIONAL GROUP, AIG-FP OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY MORGAN STANLEY, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES-AIG COMMODITY INDEXSM OR ANY DATA INCLUDED THEREIN. NONE OF DOW JONES, AMERICAN INTERNATIONAL GROUP, AIG-FP OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES-AIG COMMODITY INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, AMERICAN INTERNATIONAL GROUP, AIG-FP OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS AMONG DOW JONES, AIG-FP AND MORGAN STANLEY, OTHER THAN AMERICAN INTERNATIONAL GROUP.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.